                                                               EXHIBIT 11(A)(3)
                         NOTICE OF GUARANTEED DELIVERY
                                       TO
                         TENDER SHARES OF COMMON STOCK
                                       OF

                         AMERICAN SAFETY RAZOR COMPANY

     AS SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE DESCRIBED BELOW, THIS INSTRUMENT OR ONE SUBSTANTIALLY EQUIVALENT HERETO MUST BE USED TO ACCEPT THE OFFER (AS DEFINED BELOW) IF CERTIFICATES FOR SHARES (AS DEFINED BELOW) ARE NOT IMMEDIATELY AVAILABLE OR THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS CANNOT BE DELIVERED TO THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN SECTION 1 OF THE OFFER TO PURCHASE) OR IF THE PROCEDURE FOR DELIVERY BY BOOK-ENTRY TRANSFER CANNOT BE COMPLETED ON A TIMELY BASIS. THIS INSTRUMENT MAY BE DELIVERED BY HAND OR TRANSMITTED BY FACSIMILE TRANSMISSION OR MAIL TO THE DEPOSITARY.

                        The Depositary for the Offer is:

                     CONTINENTAL STOCK TRANSFER & TRUST CO.

             By Mail:                  By Facsimile Transmission:       By Hand or Overnight Delivery:
    Reorganization Department       (for Eligible Institutions only)      Reorganization Department
           Two Broadway                      (212) 509-5150                      Two Broadway
            19th Floor                                                            19th Floor
        New York, NY 10004                                                    New York, NY 10004
                                         Confirm by Telephone:
                                          (212) 509-4000 x535

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

     Ladies and Gentlemen:

     The undersigned hereby tender(s) to RSA Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of RSA Holdings Corp. of Delaware, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 22, 1999 (the "Offer to Purchase"), and in the related Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of Common Stock, $0.01 par value per share (the "Shares"), of American Safety Razor Company, a Delaware corporation, pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.
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 Signature(s)
 ---------------------------------------
 Name(s) of Record Holders

 -----------------------------------------------------
                              Please Type or Print
                                Number of Shares
                       ---------------------------------
 Certificate Nos. (If Available)

 -----------------------------------------------------

 -----------------------------------------------------
 Dated
 ----------------------------------------, 1999
                                  Address(es)
                    ---------------------------------------

             -----------------------------------------------------
                                                                       Zip Code

                           Area Code and Tel. No.(s)

 (Check the box below if Shares will be tendered by book-entry transfer)

 [ ]  The Depositary Trust Company

                                 Account Number
                       ---------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"),
 (b) represents that such tender of Shares complies with Rule 14e-4, and (c) guarantees to deliver to the Depositary either the certificates evidencing all tendered Shares, in proper form for transfer, or to deliver Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility"), in either case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three Nasdaq National Market trading days after the date hereof.

             -----------------------------------------------------
                                  Name of Firm

             -----------------------------------------------------
                                    Address

             -----------------------------------------------------
                                                                       Zip Code
                             Area Code and Tel. No.

 -----------------------------------------------------
                              Authorized Signature

 -----------------------------------------------------
                              Please Type or Print

                                     Title
                -----------------------------------------------

                                     Dated
                 ---------------------------------------, 1999

 NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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